Exhibit 32.2

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Annual Report of American HealthChoice, Inc. (the "Company") on Form 10-KSB for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I John C. Stuecheli, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. S 1350, as adopted pursuant to S 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)  The information contained  in the Report  fairly presents, in  all
           material  respects,  the   financial  condition   and  result   of
           operations of the Company.


 /s/ John C. Stuecheli

 John C. Stuecheli
 Chief Financial Officer
 January 13, 2006